UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 24, 2010

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

At our 2010 Annual Meeting of Stockholders held on June 24, 2010, our stockholders approved amendments to our Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan, or the Plan, previously approved by our Board. The Company previously established the Plan to provide awards of options, restricted stock, performance-based restricted stock and other equity interests and incentives to select employees and non-employee directors. The amendments modify the terms of the Plan by (i) increasing the maximum number of shares of common stock of the Company that may be delivered pursuant to awards granted under the Plan; (ii) removing the Company’s discretion to reprice stock options and stock appreciation rights; and (iii) clarifying the provisions of the Plan that relate to performance-based awards in order to preserve the Company’s federal income tax deduction under Section 162(m) of the Code for performance-based compensation.

For a more complete understanding of the amended terms and provisions, please see the amendment to the Plan filed as Exhibit 10.1 to this current report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on June 24, 2010. The matters voted upon and the results of the voting were as follows:

Proposal No. 1: Our stockholders re-elected two Class I directors to serve on the Company’s Board of Directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal.

Director Nominee	For	Withheld	Broker Non-Votes
Bruce W. Hunt	17,220,757	3,249,706	3,174,052
Bernie W. Stewart	17,283,487	3,186,976	3,174,052

The other directors continuing in office after the meeting were Todd M. Hornbeck, Larry D. Hornbeck, Steven W. Krablin, Patricia B. Melcher and David A. Trice.

Proposal No. 2: Our stockholders approved a proposal to amend the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
14,699,472	5,766,477	4,514	3,174,052

Proposal No. 3: Our stockholders approved a proposal to ratify the reappointment of Ernst & Young LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2010.

For	Against	Abstain	Broker Non-Votes
22,744,681	893,622	6,212	—

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

10.1	Second Amendment to the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan, effective June 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: June 30, 2010	By:	/s/ Paul M. Ordogne
Paul M. Ordogne
Corporate Secretary

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